Note 11 - Borrowings - Federal Home Loan Bank Long-term Borrowings (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
2023, amount	$ 0	$ 57,000
2023, weighted interest rate	0.00%	2.22%
2024, amount	$ 21,167	$ 6,167
2024, weighted interest rate	4.25%	2.05%
2025, amount	$ 7,855	$ 2,855
2025, weighted interest rate	3.40%	1.25%
Total FHLB long-term debt, amount	$ 29,022	$ 66,022
Total FHLB long-term debt, weighted interest rate	4.02%	2.16%